Goodwill and Other Intangible Assets	12 Months Ended
Jan. 31, 2013
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

7.    Goodwill and Other Intangible Assets

Goodwill.    The changes in the carrying amount of goodwill by reporting segment for the fiscal years ended January 31, 2013 and 2012 were as follows:

	Freight Forwarding	Contract Logistics and Distribution	Total
Balance at January 31, 2011	$174,287	$249,687	$423,974
Foreign currency translation adjustment	(555)	(8,197)	(8,752)

Balance at January 31, 2012	173,732	241,490	415,222
Acquisitions and related payments	390	—	390
Goodwill impairment		(93,008)	(93,008)
Foreign currency translation adjustment	(1,475)	(6,860)	(8,335)

Balance at January 31, 2013	$172,647	$141,622	$314,269

In accordance with ASC 350, Intangibles — Goodwill and Other, impairment testing for goodwill is performed at least annually at the end of the second quarter of each fiscal year. Goodwill is tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. Based on the annual goodwill impairment test performed as of July 31, 2012, the Company determined that the fair values of its reporting units exceeded its carrying values and no impairment was recognized at that time.

During the fourth quarter ended January 31, 2013, the Company concluded there were indicators of potential goodwill impairment, including continued economic weakness in certain regions in which the Company operates. As a result of identifying indicators of impairment, the Company updated its goodwill impairment test for all of its reporting units as of January 31, 2013. Based on the results of the updated goodwill impairment test, the Company determined that the carrying values of three of its reporting units including goodwill exceeded the fair values of these reporting units and recorded a non-cash, goodwill impairment charge of $93,008, before a related deferred tax benefit of $2,717, as of January 31, 2013 in relation to the Company’s Contract Logistics and Distribution segment. The Company’s accumulated goodwill impairment charge since its adoption of ASC 350 was $193,502 and $100,494 at January 31, 2013 and 2012, respectively, all of which is included in the Company’s Contract Logistics and Distribution segment.

In the evaluation of goodwill impairment, the Company uses a DCF model which involves calculating the fair value of a reporting unit based on the present value of the estimated future cash flows. Cash flow projections were based on management’s estimates of revenue growth rates and operating margins, taking into consideration industry and market conditions and the uncertainty related to the business’s ability to execute on the projected cash flows. The discount rate used was based on the weighted-average cost of capital adjusted for relevant risk associated with the market participant expectations of characteristics of the individual reporting units. The inputs used to fair value the reporting units include projected revenue growth rates, profitability and the market participation assumptions within the discount rate, which were largely unobservable, and accordingly, are classified as Level 3.

Other Intangible Assets.    Amortizable intangible assets at January 31, 2013 and 2012 relate primarily to software applications internally-developed by the Company for internal use and the estimated fair values of client relationships acquired with respect to certain acquisitions. The carrying values of amortizable intangible assets at January 31, 2013 and 2012 were as follows:

	Gross carrying value	Accumulated amortization	Net carrying value	Weighted average life (years)
Balance at January 31, 2013
Internally-developed software	$118,259	$(6,775)	$111,484	6.7
Client relationships	84,132	(53,431)	30,701	8.8
Non-compete agreements	285	(111)	174	4.5
Other	4,007	(3,916)	91	3.7

Total	$206,683	$(64,233)	$142,450

Balance at January 31, 2012
Internally-developed software	$80,437	$(4,303)	$76,134	4.8
Client relationships	86,544	(45,328)	41,216	9.1
Non-compete agreements	882	(825)	57	4.7
Other	4,887	(4,192)	695	3.7

Total	$172,750	$(54,648)	$118,102

Amortization expense totaled $12,262, $15,761 and $14,718 for the fiscal years ended January 31, 2013, 2012 and 2011, respectively. The following table shows the expected amortization expense for these intangible assets for each of the next five fiscal years ended January 31:

2014	$19,489
2015	24,001
2016	22,850
2017	20,710
2018 and after	55,400

In addition to the amortizable intangible assets, the Company also had $916 and $913 of intangible assets not subject to amortization at January 31, 2013 and 2012, respectively, related primarily to acquired trade names. The Company’s accumulated impairment charge related to indefinite-life intangible assets was $3,709 at January 31, 2013 and 2012, all of which are included in the Company’s Contract Logistics and Distribution Segment.

Prior to determining the goodwill impairment charge, the Company evaluated purchased intangible assets subject to amortization and other long-lived assets as required by ASC 350. Due to the deterioration of earnings and loss of certain clients, earnings forecasts were revised, and the Company determined that they carrying value of certain client relationships within the Company’s Contract Logistics and Distribution segment were impaired. The Company recorded a non-cash impairment charge of $1,643 for its client relationships as of January 31, 2013. This charge was before a related deferred tax benefit of $460.

During the fourth quarter ended January 31, 2012, the Company performed an evaluation of the recoverability of its long-lived assets, including intangible assets subject to amortization, and recorded a non-cash impairment charge of $5,178 for a client relationship in the Company’s Contract Logistics and Distribution segment. This charge was before a related deferred tax benefit of $1,791. The intangible asset impairment relates to substantially all of the unamortized valuation of a client relationship from an acquisition in fiscal 2004. The intangible asset became impaired because the Company learned of the non-renewal of a client contract beginning in July 2012 where the Company was not prepared to lower its returns to retain the business.

The total costs of the Company’s acquisitions are allocated to assets acquired, including client relationships, based upon their estimated fair values at the date of acquisition. Renewal assumptions, which are included in the factors considered when determining fair value, are amended from time to time during the Company’s evaluation of the recoverability of its long-lived assets and intangible assets subject to amortization, including client relationships. The carrying amount of the client relationships was reduced to fair value, as determined using an undiscounted cash flow analysis, which utilizes a number of significant assumptions and management estimates that use unobservable inputs, and therefore, are classified as Level 3.